                                 EXHIBIT 10.35

DOE F 4600.1 (3-85)                                               EXHIBIT 10.35
                           U.S. DEPARTMENT OF ENERGY
                      NOTICE OF FINANCIAL ASSISTANCE AWARD

Under the authority of Public Law 95-91, U.S. DEPARTMENT OF ENERGY ORGANIZATION ACT and subject to legislation, regulations and policies applicable to (cite legislative program title):

                       HEALTH AND ENVIRONMENTAL RESEARCH
                       ---------------------------------

1.   PROJECT TITLE
     Microbial Genome Sequencing

2.   INSTRUMENT TYPE
     ___ GRANT       X   COOPERATIVE AGREEMENT
                    ---
3.   RECIPIENT (Name, address, zip code, area code and telephone No.)

     Collaborative Research, Inc.
     1365 Main Street
     Waltham, MA 02154        617/487-7979

4.   INSTRUMENT NO.
     DE-FC02-95ER61967

5.   AMENDMENT NO.
     A000

6.   BUDGET PERIOD
          FROM:  12/01/94
          THRU:  11/30/95

7.   PROJECT PERIOD
          FROM:  12/01/94
          THRU:  11/30/97

8.   RECIPIENT PROJECT DIRECTOR (Name and telephone No.)
     Douglas R. Smith         617/487-7979

9.   RECIPIENT BUSINESS OFFICER (Name and telephone No.)
     Gerald F. Vovis               617/487-7979

10.  TYPE OF AWARD
       X  NEW        ___ CONTINUATION   ___ RENEWAL
      ---
      ___  REVISION       ___ SUPPLEMENT          ___ OTHER

11.  DOE PROJECT OFFICER (Name, address, zip code, telephone No.)
     D. Jay Grimes, ER-74
     U.S. Department of Energy
     Washington, D.C.  20585       301/903-4183

12. ADMINISTERED FOR DOE BY (Name, address, zip code, telephone No.) Susan K. Borthwick, Contract Specialist
     U.S. Department of Energy
     9800 South Cass Avenue
     Argonne, IL  60439       708/252-2377

13.  RECIPIENT TYPE
     ___ STATE GOV'T
     ___ INDIAN TRIBAL GOV'T
     ___ HOSPITAL
      X  FOR PROFIT ORGANIZATION
     ---
     ___ INDIVIDUAL
     ___ LOCAL GOV'T
     ___ INSTITUTION OF HIGHER EDUCATION
     ___ OTHER NONPROFIT ORGANIZATION
      X  C  ___ P  ___ SP
     ---
     ___ OTHER (Specify) _____________

14.  ACCOUNTING AND APPROPRIATIONS DATA
     a.  Appropriation Symbol
            89X0224.91

     b.  B&R Number
            KP0203/KP0402

     c.  FT/AFP/OC
            YA/CH/410

     d.  CFA Number
            N/A

15.  EMPLOYER I.D. NUMBER/SSN
     042297484

16.  BUDGET AND FUNDING INFORMATION
     a.  Current Budget Period Information
         (1) DOE Funds Obligated This Action                      $1,000,000.00
         (2) DOE Funds Authorized for Carry Over                  $-0-
         (3) DOE Funds Previously Obligated in this Budget Period $-0-
         (4) DOE Share of Total Approved Budget                   $1,000,000.00
         (5) Recipient Share of Total Approved Budget             $-0-
         (6) Total Approved Budget                                $1,000,000.00

     b.   Cumulative DOE Obligations
          (1)  This Budget Period                           $ 1,100,000.00
               [Total of lines a.(1) and a.(3)]
          (2)  Prior Budget Periods                         $        - 0 -
          (3)  Project Period to Date                       $ 1,100,000.00
                        [Total of lines b.(1) and b.(2)]

17.  TOTAL ESTIMATED COST OF PROJECT    $  N/A
(This is the current estimated cost of the project. It is not a promise to award nor an authorization to expend funds in this amount.)

18.  AWARD/AGREEMENT TERMS AND CONDITIONS

     This award/agreement consists of this form plus the following:

     a. Special terms and conditions (if grant) or schedule, general provisions, special provisions (if cooperative agreement)

     b.   Applicable program regulations (specify ) 10 CFR Part 605
          (Date) 1/1/93

     c. DOE Assistance Regulations, 10 CFR Part 600, as amended, Subparts A and B and X C (Cooperative Agreements).

     d.   Application/proposal dated   4/20/94  ,
           X  as submitted
          ---
          --- with changes as negotiated

19.  REMARKS
     - See attached Page No. 2 of this Notice of Financial Assistance Award.

20.  EVIDENCE OF RECIPIENT ACCEPTANCE

                /s/ Gerald F. Vovis                      1/6/95
      ------------------------------------------         ------
     (Signature of Authorized Recipient Official)        (Date)


                Gerald F. Vovis, Ph.D.
      ------------------------------------------
                       (Name)


          Senior V.P., Research & Development
      ------------------------------------------
                       (Title)

21.  AWARDED BY


          /s/ James R. Bieschke, Branch Chief            12/21/94
      -------------------------------------------        --------
                     (Signature)                          (Date)


           James R. Bieschke, Branch Chief
      -------------------------------------------
                       (Name)


                Contracts Division
      -------------------------------------------
                      (Title)

                                        Amendment No. A000 to
                                        Cooperative Agreement
                                        No. DE-FC02-95ER61967
                                        Page No. 2

19.  REMARKS (continued)

     a. The following terms and conditions, attached hereto, are made a part hereof:

          1. Budget Pages (DOE F 4620.1) which set forth the approved budgets for budget periods 1, 2, and 3;

          2. DOE General Terms and Conditions for Research Financial Assistance Awards, coded GPRG-0694;

          3. Special Terms and Conditions for Research Financial Assistance Awards, coded SPRG-1094;

          4.   Federal Assistance Reporting Checklist dated 3/28/94; and

          5. Intellectual Property Provisions for Grants with Profit-Making Organizations and Individuals - Small Business, coded GPSB-987.

          6.   Additional Special Provisions, coded SP-1294

     b. All references to grant(s) contained herein shall be interpreted to mean Cooperative Agreement(s). All references to the term grantee, Participant, recipient or awardee contained herein shall be interpreted to mean Collaborative Research, Inc.

     c. In accordance with 10 CFR 600.125(e)(1) preaward expenditures of otherwise allowable costs incurred by the recipient on or after December 1, 1994 through the date contained in Block 21. of the NOTICE OF FINANCIAL ASSISTANCE AWARD are hereby authorized.


Equipment                                                        Year 1            Year 2          Year 3

Description                                  Unit Price       Amount    #      Amount    #       Amount   #
-------------------------------------------------------------------------------------------------------------
VaxStation 4000/90 (64 Mb RAM)                $ 19,500        $ 58,500  3     $ 19,500   1
X-terminals with 12 Mb ram and
software license                              $  6,000        $  6,000  1
9-gigabyte disks for VaxStations              $  3,799        $ 34,191  9     $ 26,593   7
Alpha AXP 3000/800 for assembly and analysis  $ 30,000        $ 30,000  1
256 Mb memory for Alpha AXP 3000/800          $ 25,827        $ 25,82   1
Disk controller accelerator                   $  2,500        $  2,500  1
Compugen bioaccelerator board 320             $134,960                        $134,960   1
4 gigabyte disks for Alpha AXP                $  2,500        $  7,500  3                       $ 7,500  3
tape drive with stacker                       $ 13,000        $ 13,000  1
network hardware plus installation            $  5,000        $  5,000  1
Molecular Dynamics scanner                    $ 40,000
Perkin Elmer 9600 PCR Machine                 $ 12,000        $ 12,000  1     $ 12,480   1
DTE boxes                                     $  9,500        $  9,500  1
6000V power supplies                          $  3,000        $  6,000  2
Heating circulator                            $    700        $    700  1
UV crosslinker                                $  1,000        $  1,000  1
Freezer (-20)                                 $  1,000        $  1,000  1
Freezer (-80)                                 $   7000        $  7,000  1
DNA prepper                                   $ 75,000                        $ 75,000   1
Pipetting robot                               $ 50,000                        $ 50,000   2
Vortex mixer                                  $    900        $    900  1
Omnifuge plus rotor                           $  8,000        $  8,000  1
Microfuge                                     $  1,500        $  4,500  3     $  4,500   1
Semiautomated blot washing device             $  2,000        $  8,000  4     $  2,000   1
G2 shakers                                    $  1,300        $  5,200  4     $  1,352   1
incubators for cultures and hybridization     $  3,000        $  6,000  2
Gyratory floor shaker                         $  6,000        $  6,000  1
Lab computer, centris 610                     $  2,500        $  2,500  1
Speedvac                                      $  3,000        $  3,000  1
Vac pump for Speed Vac                        $  2,000        $  2,000  1


IAS Infrared hybridizer/detector              $150,000                        $150,000   1
Miscellaneous small equipment                 $  5,000        $  5,000  1     $  5,200   1      $ 5,408   1
Hamilton multi-channel syringes               $    800        $  6,400  8     $  3,200   4      $ 3,200   4
Electronic multi-channel pipet                $ 814.00        $  2,442  3     $    814   1
Manual multi-channel pipet                    $ 700.00        $  4,200  6     $  1,400   2

Totals                                                        $283,860        $487,079          $16,108



                     DOE GENERAL TERMS AND CONDITIONS FOR
                     RESEARCH FINANCIAL ASSISTANCE AWARDS
                     ------------------------------------

                               Table of Contents
                               -----------------
Number    Subject                                                     Page
------    -------                                                     ----
    1.    Explanation. . . . . . . . . . . . . . . . . . . . . . . . .  2
    2.    Recipient Adherence to Award Terms and Conditions. . . . . .  2
    3.    Definitions. . . . . . . . . . . . . . . . . . . . . . . . .
          a.  Principal Investigator . . . . . . . . . . . . . . . . .  2
          b.  Prior Approval . . . . . . . . . . . . . . . . . . . . .  2
    4.    Authorized Recipient Signatures for Prior Approval Requests   3
    5.    Allowable Costs/Applicable Cost Principles . . . . . . . . .  3
    6.    Payment. . . . . . . . . . . . . . . . . . . . . . . . . . .  4
    7.    Preaward Costs . . . . . . . . . . . . . . . . . . . . . . .  5
    8.    Reporting Requirements . . . . . . . . . . . . . . . . . . .  5
    9.    Cost Sharing . . . . . . . . . . . . . . . . . . . . . . . .  6
   10.    Continuations, Renewals, and Extensions. . . . . . . . . . .  6
   11.    Maximum DOE Obligation . . . . . . . . . . . . . . . . . . .  7
   12.    Transfers of Funds Between Financial Assistance Awards . . .  7
   13.    Property
          a.  Real and Tangible. . . . . . . . . . . . . . . . . . . .  7
          b.  Intangible Property. . . . . . . . . . . . . . . . . . .  8
   14.    Change or Absence of Principal Investigator or Designated
          Key Personnel. . . . . . . . . . . . . . . . . . . . . . . .  8
   15.    Changes in Objectives or Scope . . . . . . . . . . . . . . .  9
   16.    Transfer of Substantive Programmatic Effort. . . . . . . . .  9
   17.    Consultant Services. . . . . . . . . . . . . . . . . . . . .  9
   18.    Paperwork Reduction. . . . . . . . . . . . . . . . . . . . .  9
   19.    Generally Applicable Requirements
          a.  Animal Welfare . . . . . . . . . . . . . . . . . . . . . 10
          b.  Research Involving Recombinant DNA Molecules . . . . . . 10
          c.  Use of Human Subjects. . . . . . . . . . . . . . . . . . 10
   20.    Nondiscrimination. . . . . . . . . . . . . . . . . . . . . . 10
   21.    Public Access to Information . . . . . . . . . . . . . . . . 10
   22.    Acknowledgment of Support. . . . . . . . . . . . . . . . . . 11
   23.    National Security. . . . . . . . . . . . . . . . . . . . . . 11
   24.    Suspensions and Terminations . . . . . . . . . . . . . . . . 12
   25.    Interest . . . . . . . . . . . . . . . . . . . . . . . . . . 12
   26.    Foreign Travel . . . . . . . . . . . . . . . . . . . . . . . 13
   27.    Financial Assistance Awards to Individuals . . . . . . . . . 13

1.   EXPLANATION.
     -----------

     a. These general terms and conditions do not restate all the provisions of applicable statutes and regulations, nor do they represent an exhaustive listing of all requirements applicable to this award. Rather, they highlight and are consistent with those requirements which are especially pertinent to research awards in general. They are emphasized by inclusion here because: (1) they are invoked with high frequency; (2) their violation is a matter of especially serious concern (e.g., use of human subjects); (3) restating them in the research context will allow them to be more easily understood by the research community.

     b. In addition to these general terms and conditions, the recipient must comply with all governing requirements, including those identified in block 18 of DOE F 4600.1, "Notice of Financial Assistance Award," and those included in the "Special Terms and Conditions" attached to this award.

2.   RECIPIENT ADHERENCE TO THE TERMS AND CONDITIONS.
     -----------------------------------------------

     a. The recipient's signature on the application and on DOE F 4600.1 signifies the recipient's agreement to all terms and conditions of the award. Should the recipient believe modification of any of the terms and conditions of this award is necessary, an authorized official of the recipient organization or, in the case of an individual, the recipient must submit a written request on its own behalf or on behalf of any subgrant recipient or applicant for prior approval of the contracting officer named on the face page of this award.

     b. Following this procedure is very important because many of the terms and conditions of this award are required by statute and must be enforced by the Department of Energy.

3.   DEFINITIONS.
     -----------

     a. PRINCIPAL INVESTIGATOR. As used herein, the scientist or other programmatic expert named in block 8 of the DOE F 4600.1 designated by the recipient organization to direct the scientific/technical efforts being supported (also called program director or project director/leader).

     b. PRIOR APPROVAL. A statement in writing, signed by the contracting officer, that a cost may be incurred or an action may be taken. The approval may take the form of a letter or a revision to the award. If actions or costs requiring prior approval are specified in the application and are not expressly disapproved by

           DOE in the attached "Special Terms and Conditions," the award of the action constitutes such prior approval.

4.   AUTHORIZED RECIPIENT SIGNATURES FOR PRIOR APPROVAL REQUESTS.
     -----------------------------------------------------------
     All requests for prior approval must be signed by an individual who is authorized to act for the recipient organization. The signature of the principal investigator (unless also a corporate office or otherwise authorized) is insufficient to obtain action on a prior approval request, although countersignature by the principal investigator is not discouraged. Requests for budget revisions shall be made using the same budget format as used in applying for the award and must be supported by a narrative justification. Other prior approval requests may be made by letter. Prior approval requests should be addressed to the contracting officer named on the face page of this award.

5.   ALLOWABLE COSTS/APPLICABLE COST PRINCIPLES.
     ------------------------------------------

     a. In accordance with the applicable cost principles cited below, the allowable costs of this award shall consist of the actual allowable direct costs incident to performance of the project, plus the allocable portion of the allowable indirect costs, if any, of the organization, less applicable credits. The allowable costs shall not exceed the amount shown on the face page of this award for the total approved budget for the current budget period (line 16a.(6), DOE F 4600.1, "Notice of Financial Assistance Award").

     b. The allowability of costs for work performed under this award and any subsequent subaward will be determined in accordance with the Federal cost principles applicable to the recipient or subrecipient in effect on the date of award or the date of the subaward, except as modified by other provisions of this award or the subaward. The recipient or subrecipient shall specify in any cost-reimbursement contract under the award or subaward the applicable cost principles cited in this provision that apply to the contractor.

     c. The Federal cost principles applicable to specific types of recipients, subrecipients, and contractors under awards and subawards are as follows:

          (1) INSTITUTIONS OF HIGHER EDUCATION. Office of Management and Budget (OMB) Circular A-21, "Cost Principles Applicable to Grants, Contracts, and Other Agreements with Institutions of Higher Education," is applicable to both public and private colleges and universities.

          (2) STATE AND LOCAL GOVERNMENTS AND INDIAN TRIBAL GOVERNMENTS. OMB Circular A-87, "Cost Principles Applicable to Grants, Contracts and Other Agreements with State and Local Governments," is applicable to

               State, local, and Indian tribal governments, and shall also be used to the extent appropriate for foreign governments.

          (3) HOSPITALS. Title 45 CFR Part 74, Appendix E, "Principles for Determining Costs Applicable to Research and Development under Grants and Contracts with Hospitals," applies to nonprofit and for-profit hospitals.

          (4) OTHER NONPROFIT ORGANIZATIONS AND INDIVIDUALS. OMB Circular A-122, "Cost Principles Applicable to Grants, Contracts, and Other Agreements with Nonprofit Organizations," applies to nonprofit organizations and individuals, except for those specifically exempted by the terms of the circular or those nonprofit organizations and individuals covered by the cost principles cited in paragraph 5.c.(1), (2), or (3) above.

          (5) COMMERCIAL FIRMS AND CERTAIN NONPROFIT ORGANIZATIONS. Title 48 CFR Subpart 31.2, "Contracts with Commercial Organizations," as supplemented by 48 CFR Subpart 931.2, applies to those nonprofit organization not covered by OMB Circular A-122, and to all commercial organizations not covered by the cost principles in paragraph 5.c.(3).

6.   PAYMENT.
     -------

     a. Payments under this award will be made by an advance payment method unless DOE determines that the recipient's financial management system does not meet the requirements of 10 CFR 600.109 or the recipient has not maintained or demonstrated the willingness and ability to maintain procedures that will minimize the time elapsing between transfer of funds from the U.S. Treasury and their disbursement for award-related purposes.

     b. The appropriate advance payment method or the reimbursement method and the cognizant finance office are specified in the attached "Special Terms and Conditions."

     c. Advances by the recipient to subrecipient and contractor organizations must conform substantially to the same standards of time and amount that govern advances made by the Federal Government to the recipient. Excess cash advances erroneously withdrawn from the U.S. Treasury shall be promptly refunded to DOE unless the funds will be disbursed within 7 calendar days or the amount is less than $10,000 and will be disbursed within 30 calendar days.

     d. Interest earned on advance payments to other than State governments or their subrecipients shall be reported on SF-272, "Report of Federal Cash

          Transactions," and promptly remitted to the cognizant finance office by check payable to the Department of Energy (unless otherwise specified in the attached "Special Terms and Conditions").

7.   PREAWARD COSTS.
     --------------

     a. ALL AWARDS. Any preaward expenditures are made at the recipient's risk. Approval of preaward costs by the Contracting Officer or incurrence by the recipient does not impose any obligation on DOE if an award is not subsequently made, or if an award is made for a lesser amount than the recipient expected.

     b.   RESEARCH AWARDS ONLY.
          --------------------

          (1) For new or renewal research awards, recipients may incur preaward costs up to ninety (90) days prior to the effective date of the award. Preaward costs for periods preceding 90 days prior to the effective date of the award are allowable only if approved in writing, prior to incurrence, by a DOE Contracting Officer.

          (2) For continuation awards within a multiple year project, prior to receipt of continuation funding, preaward expenditures by recipients are not subject to the limitation or approval requirements of paragraph 7.b.(1) of this section.

          (3) Preaward costs, as incurred by the recipient, must be necessary for the effective and economical conduct of the project, and the costs must be otherwise in accordance with these rules and may not include those specific costs for which agency prior approval is required under the circulars. In any instance in which the circulars permit the agency to grant prior approval to the recipient, it is the Department's intention to do so.

     c. OTHER THAN RESEARCH AWARDS. All other financial assistance recipients may incur preaward costs only if the expenditure is approved in writing, prior to incurrence, by the Contracting Officer. In the case of governmental entities, the approval must additionally be reflected on the award notice.

     (Note: This provision does not apply to bid and proposal costs that may be recovered through an indirect cost rate negotiated in accordance with the applicable Federal cost principles.)

8.   REPORTING REQUIREMENTS.
     ----------------------

     a. Attached to the award is a completed EIA 459A, "Federal Assistance Reporting Checklist," a checklist of the reports required under the award. (See 10 CFR 600.115 for general reporting requirements and 10 CFR 605.19 for reporting requirements for the Office of Energy Research's Special Research Financial Assistance Program.)

     b. The recipient shall submit a technical progress report (also called a performance report) as part of any application for continuation or renewal of DOE support. This report shall be submitted in lieu of a separate annual performance report. Upon completion or termination of the project, the final technical report shall be prepared in accordance with the applicable program rule cited on the face page of the award or, in the absence of such program rule coverage, in accordance with the technical reporting format specified in DOE Order 1332.2, the UNIFORM REPORTING SYSTEM FOR FEDERAL ASSISTANCE (GRANTS AND COOPERATIVE AGREEMENTS).

     c. Instructions concerning financial reports to be submitted in conjunction with this award are specified in the "Special Terms and Conditions."

9.   COST SHARING.
     ------------

     a. As shown on the face page of the award, any cost sharing shall defray only the allowable costs of the project in accordance with the statutes, regulations, applicable cost principles, and other terms and conditions governing the award. Cost sharing contributions may be incurred either as direct or indirect costs, and include cash or in-kind contributions by the recipient, its subrecipients, or contractors. The cost sharing may be in any allowable budget category or combination of categories. When a direct cost item represents some or all of the non-Federal contribution, any associated indirect costs may not be charged to Federal funds but may be counted as part of the cost sharing. The classification of contributed costs as direct or indirect must be consistent with the classification of similar items charged to DOE funds.

     b. Valuation of in-kind contributions and documentation of cost sharing shall be in accordance with 10 CFR 600.107.

10.  CONTINUATIONS, RENEWALS, AND EXTENSIONS.
     ---------------------------------------

     a. Continuations. Recipients are responsible for ensuring that properly completed applications for continuation awards are submitted to DOE no later than 3 months prior to the expiration date of the current budget period shown on the

          DOE F 4600.1. (For the continuation of an action which had been awarded under the Office of Energy Research's Financial Assistance Program in accordance with 10 CFR Part 605, an application for a continuation award must be submitted to DOE no later than 3 months before the expiration of the current budget period.)

     b. RENEWALS. If a recipient wishes to apply for a renewal award to receive funding beyond the scheduled expiration of the existing project period, a properly completed application must be submitted to DOE no later than 5 months prior to the scheduled expiration date of the project period as shown on the DOE F 4600.1 unless a program rule or other published instruction establishes a different application deadline. (For the renewal of an action which had been awarded under the Office of Energy Research's Financial Assistance Grants Program in accordance with 10 CFR Part 605, an application for a renewal award must be submitted to DOE no later than 6 months prior to the scheduled expiration of the project period.)

     c. EXTENSIONS. (1) Recipients of research awards may extend the expiration date of the final budget period of the project (thereby extending the project period) if additional time beyond the established expiration date is needed to assure adequate completion of the original scope of work within the funds already made available. A single extension, which shall not exceed twelve (12) months, may be made for this purpose, and must be made prior to the originally established expiration date. The recipient must notify the cognizant DOE Contracting Officer in the awarding office in writing within ten (10) days of making the extension. (2) DOE may extend any budget period of any type of financial assistance without the need for competition or a justification of restricted eligibility if: (i) In the case of the final budget period of a project period, the additional time necessary is 18 months or less in total, or for all other budget periods, the additional time necessary is 6 months or less in total; and (ii) The recipient submits a written request for an extension before the expiration date of the budget period in process and includes a justification for the extension along with an expenditure plan for the use of any additional funds requested. An expenditure plan need not be provided when no additional funds are requested, unless the recipient intends to rebudget funds in such a way as to require DOE prior approval or unless the recipient is instructed otherwise by the Contracting Officer.

11. MAXIMUM DEPARTMENT OBLIGATION to the recipient is the amount shown on the DOE F 4600.1. DOE shall not be obligated to make any additional, supplemental, continuation, renewal, or other award for the same or any other purpose.

12.  TRANSFERS OF FUNDS BETWEEN FINANCIAL ASSISTANCE INSTRUMENTS.
     -----------------------------------------------------------
     Transfers of funds between DOE awards, and transfers of funds from a DOE award to a project (or portion of a project) not supported by that award, require the prior approval of DOE. The transfer of funds into a DOE award-supported project from a award awarded by another Federal agency does not require DOE approval, but may require the approval of the other Federal agency. Funds so transferred from the award of another Federal agency may not be used to satisfy any cost sharing requirement on a DOE award.

13.  PROPERTY.
     --------

     a.   REAL AND TANGIBLE PERSONAL PROPERTY.
          -----------------------------------

          (1)  No real property may be acquired under this award.

          (2) Title to any equipment (for the purposes of DOE awards, equipment comprises any article of tangible personal property that has a useful life of more than 2 years and an acquisition cost of $500 or more) or supplies acquired by a nonprofit institution of higher education or a nonprofit organization, the primary purpose of which is to conduct scientific research, shall vest in the recipient without further obligation or accountability to the U.S. Government. However, DOE retains the right to transfer ownership of any item of equipment having a unit acquisition cost of $1,000 or more under the conditions specified in 10 CFR 600.117(d)(2). This exemption is derived from Public Law 95-224, The Federal Grant and Cooperative Agreement Act of 1977, as amended (31 U.S.C. 6306).

          (3) Title to equipment and supplies acquired by all other recipients shall vest in the recipient. However, such recipients shall be accountable for equipment with a unit acquisition cost of $1,000 or more acquired under this award as specified in 10 CFR 600.117(d)(2), (3), and (4). For such recipients, unused supplies exceeding $1,000 in aggregate current fair market value shall be accounted for at closeout. In this case DOE shall be compensated in an amount computed in accordance with section 600.117(e) if the supplies are retained for use on non-Federal activities.

          (4) All recipients shall follow property management policies and procedures that provide for adequate control of the acquisition and use of the assets acquired under the award.

          (5) The Contracting Officer by written notice to the Recipient, may abandon any property, title to which is vested in the Government, in place, and thereafter all obligations of the Government regarding such abandoned property shall cease.

     b. INTANGIBLE PROPERTY. The treatment and reporting requirements of patent and data rights and copyrights are specified in the "Special Terms and Conditions" of the award.

14. CHANGE OR ABSENCE OF THE PRINCIPAL INVESTIGATOR OR DESIGNATED KEY PERSONNEL. Since the DOE decision to fund a project is based, to a significant extent, on the qualifications and level of participation of the principal investigator, change of a principal investigator or a significant change in responsibilities or level of effort of the principal investigator or, in certain cases, other key personnel identified as such in the special terms and conditions of the award is considered a change in the approved project. In addition, any continuous absence of the principal investigator in excess of three months, or plans for the principal investigator to become substantially less involved in the project than was indicated in the application as accepted, requires approval. The recipient is encouraged to contact DOE immediately upon becoming aware that any of these changes are likely to be proposed, but in any event must do so and receive Departmental approval before effecting any such change.

15. CHANGES IN OBJECTIVES OR SCOPE. Any change in the objective or scope of the award-supported project requires the prior approval of DOE. This includes changes in the phenomenon or phenomena under study and in the methodologies or experiments if they are a specific objective of the research work as stated in the application approved by DOE.

16. TRANSFER OF SUBSTANTIVE PROGRAMMATIC EFFORT. None of the substantive effort of the project may be transferred by contract or subgrant to another organization or person without the prior approval of DOE. This provision does not apply to the procurement of equipment, supplies, materials, or general support services; these services may, however, be subject to other prior approval requirements (e.g., those found in the applicable cost principles or procurement standards).

17. CONSULTANT SERVICES. Costs of consultant services are allowable in accordance with the applicable cost principles. These principles include the requirement that the consultant not be an employee of the recipient organization; the one exception to this requirement applies to colleges and universities. For colleges and universities, in unusual cases, and only with the prior approval of DOE, intraorganizational consultation may be permitted across departmental lines or at a separate or remote operation.

18.  PAPERWORK REDUCTION.
     -------------------

     a. The award is subject to the requirements of the Paperwork Reduction Act of 1980 as implemented by the Office of Management and Budget rules, "Controlling Paperwork Burdens on the Public," published at 5 CFR 1320 (48 FR 13666, 3-31-83). These requirements apply if the recipient will collect information from ten or more respondents at the specific request of DOE, or if the award requires specific DOE approval of the information collection or the collection procedures.

     b. The recipient shall submit any proposed sponsored information collection under paragraph 19a, above, to the contracting officer named on the face page of this award. The proposal shall be submitted at least 120 days prior to the intended date of information collection. DOE will seek the requisite approval from the Office of Management and Budget and will promptly notify the recipient of the disposition of the request.

19. GENERALLY APPLICABLE REQUIREMENTS. In accordance with 10 CFR 600.12, this award is subject to a number of statutory and other generally applicable requirements. Those requirements most pertinent to research projects are highlighted below:

     a. Any recipient performing research on vertebrate animals shall comply with the Laboratory Animal Welfare Act of 1966, as amended (7 USC 2131 ET SEQ.), and the regulations promulgated thereunder by the Secretary of Agriculture (9 CFR subchapter A, parts 1, 2, 3, and 4) pertaining to the care, handling, and treatment of vertebrate animals held or used for research, teaching, or other activities supported by Federal awards. The recipient is expected to ensure that the guidelines described in Department of Health and Human Services
          (DHHS) Publication No. (NIH) 85-23, "Guide for the Care and Use of Laboratory Animals," are followed and to comply with the "U.S. Government Principles for the Utilization and Care of Vertebrate Animals Used in Testing, Research and Training" (included as an Appendix to the NIH Guide).

     b. RESEARCH INVOLVING RECOMBINANT DNA MOLECULES. Any recipient performing research involving recombinant DNA molecules and/or organisms and viruses containing recombinant DNA molecules agrees by acceptance of this award to comply with the National Institute's of Health "Guidelines for Research Involving Recombinant DNA Molecules," 6-83 (48 FR 24556) or such later revision of those guidelines as may be published in the FEDERAL REGISTER.

     c. USE OF HUMAN SUBJECTS IN RESEARCH, DEVELOPMENT, AND RELATED ACTIVITIES. Any DOE recipient performing research, development, or related activities involving human subjects must comply with regulations found at 10 CFR Part 745, "Protection of Human Subjects," and any additional provisions which may be included in the "Special Terms and Conditions" of the award. Such provisions are intended to safeguard the rights and welfare of human subjects at risk of possible physical, psychological, or social injury as a consequence of their participation.

20. NONDISCRIMINATION. The award is subject to the provisions of 10 CFR 1040, Nondiscrimination in Federally Assisted Programs.

21.  PUBLIC ACCESS TO INFORMATION.
     ----------------------------

     a. The Freedom of Information Act, as amended, and the DOE implementing regulations (10 CFR 1004) require DOE to release certain documents and records regarding awards to any person who provides a written request. The intended use of the information will not be a criterion for release. These requirements apply to information held by DOE and do not require recipients, their subrecipients, or their contractors to permit public access to their records.

     b. Records maintained by DOE with respect to awards are subject to the provisions of the Privacy Act and the DOE implementing regulations (10 CFR 1008) if those records constitute a "system of records" as defined in the Act and the regulations. Generally, records maintained by recipients, their subrecipients, or their contractors are not subject to these requirements.

22. ACKNOWLEDGMENT OF SUPPORT. Publication of the results of the award is encouraged subject to any applicable restrictions in 10 CFR 600.33 (Patents, Data, and Copyrights). Any article published shall include an acknowledgment that the research was supported, in whole or in part, by a DOE award (with the award number) and a statement that such support does not constitute an endorsement by DOE of the views expressed in the article.

23.  NATIONAL SECURITY.
     -----------------

     a. It is not expected that activities under the award will generate or otherwise involve classified information (i.e., Restricted Data, Formerly Restricted Data, National Security Information).

     b. However, if in the opinion of the recipient or DOE such involvement becomes expected prior to the closeout of the award, the recipient or DOE shall notify the other in writing immediately. If the recipient believes any information developed or acquired may be classifiable, the recipient shall not provide the potentially classifiable information to anyone, including the DOE officials with whom the recipient normally communicates, except the Director of Classification, and shall protect such information as if it were classified until notified by DOE that a determination has been made that it does not require such handling. Correspondence which includes the specific information in question shall be sent by registered mail to U.S. Department of Energy, ATTN: Director of Classification, DP-32, Washington, DC 20545. If the information is determined to be classified, the recipient may wish to discontinue the project, in which case the recipient and DOE shall terminate the award by mutual agreement. If the award is to be terminated, all material deemed by DOE to be classified shall be forwarded to DOE, in a manner specified by DOE, for proper disposition. If the recipient and DOE wish to continue the award, even though classified information is involved, the recipient shall be required to obtain both personnel and facility security clearances through the Office of Safeguards and Security for Headquarters awarded awards or from the cognizant field office Division of Safeguards and Security for awards obtained through DOE field organizations. Costs associated with handling and protecting any such classified information shall be negotiated at the time the determination to proceed is made.


24.  SUSPENSIONS AND TERMINATIONS.
     ----------------------------

     a. Under the provisions of 10 CFR 600.29 and 600.121, DOE may suspend or terminate the award, in whole or in part, (1) when DOE believes that the recipient has materially failed to comply with the terms and conditions of the award, (2) for any reason by mutual agreement between DOE and the recipient upon the request of either party, or
          (3) when the parties cannot mutually agree to the extent of a termination.

     b. Normally, DOE action to suspend or terminate an award for cause will be taken only after DOE has informed the recipient of any deficiency on its part and given an opportunity to correct it. However, DOE may immediately suspend or terminate the award without prior notice when it believes such action is necessary to protect the interests of the Government.

     c. No costs incurred during a suspension period or after the effective date of a termination will be allowable, except those costs which, in the opinion of DOE, the recipient could not reasonably avoid or eliminate or which were otherwise authorized by the suspension or termination notice, provided such costs would otherwise be allowable under the terms of the award and the applicable Federal cost principles.

     d. Final allowable costs under a termination settlement shall be in accordance with the terms of the award, including this term, and the appropriate Federal cost principles. In no event will the total of payments under a terminated award exceed the amount obligated by DOE or the DOE PRO RATA share when cost-sharing was required, whichever is less.

     e. Within 90 days after the termination of the award, the recipient shall submit any final financial, performance, and other reports required by the terms and conditions of the award. (See 10 CFR
          600.115 and 600.116).

     f. A notice of termination other than by mutual agreement may be subject to review according to the provisions of 10 CFR 600.26, Disputes and Appeals.

25.  INTEREST.
     --------

     a. Notwithstanding any other term or condition of the grant/cooperative agreement, all amounts that become payable by the recipient to the Government under the grant/cooperative agreement shall bear simple interest from the date due until paid unless paid within 30 days of becoming due. The interest rate shall be the interest rate established by the Secretary of the Treasury (Secretary) as provided in section 11 of the Debt Collection Act of 1982 (31 U.S.C. 3717), which is applicable to the period in which the amount becomes due, as provided in paragraph (b) below, and then at the rate applicable for each 3-month period as fixed by the Secretary until the amount is paid.

     b.   Amounts shall be due at the earliest of the following dates:

          (1)  The date fixed under the grant/cooperative agreement.

          (2) The date of the first written demand for payment consistent with the grant/cooperative agreement, including any demand resulting from a termination.

          (3) The date the Government transmits to the recipient a proposed agreement to confirm completed negotiations establishing the amount of debt.

     c. The interest charge made under this provision may be reduced in accordance with the procedures prescribed in 4 CFR 102.13 or in accordance with agency regulations in effect on the date of original award of the grant/cooperative agreement.

26.  FOREIGN TRAVEL.
     --------------

     Foreign travel is any travel outside Canada and the United States and its territories and possessions or, for recipients located in another country, travel outside that country. The International Air Transportation Fair Competitive Practices Act of 1974 (49 USC 1517) (Fly America Act) requires Federal recipients to use U.S. flag carriers for Government-financed international air travel to the extent these carriers are available. Recipients contemplating the use of non-U.S. flag carriers should consult with the DOE contracting officer prior to the trip.

27.  FINANCIAL ASSISTANCE AWARDS TO INDIVIDUALS

     Any financial assistance award to an individual is considered a "Federal benefit" as defined by Section 5301 of the Anti-Drug Abuse Act of 1988 (Public Law 100-690) and is therefore subject to the provisions of that act.

    SPECIAL TERMS AND CONDITIONS FOR RESEARCH FINANCIAL ASSISTANCE AWARDS

The requirements of this attachment take precedence over all other requirements of this award found in regulations, the general terms and conditions, DOE orders, etc., except requirements of statutory law. Any apparent contradiction of statutory law stated herein should be presumed to be in error until recipient has sought and received clarifications from the Contracting Officer.

1.   CONTRACTING OFFICER

     Name:  June M. Wiinikka

     Address:  U.S. Department of Energy
               Chicago Operations Office
               Contracts Division
               9800 South Cass Avenue
               Argonne, Illinois  60439
     Telephone:  (708) 252-2126

2.   FINANCE OFFICE

     U.S. Department of Energy
     Chicago Operations Office
     Finance and Accounting Division
     9800 South Cass Avenue
     Argonne, Illinois  60439

3.   PAYMENT - Payment under this award will be made by:

     (a)  Advance Payment Method -

     / / Department of Health & Human Services (DHHS) Payment Management System (PMS) formerly DOE Letter of Credit.

          The recipient shall request cash only as needed for immediate disbursements, shall report cash disbursements in a timely manner, and shall impose the same standards of timing and amount, including reporting requirements, on secondary recipients.

    /X/   Treasury Check

          SF 270, Request for Advance or Reimbursement, may be submitted as necessary. The timing and amount of advances shall be as close as is administratively feasible to the actual disbursements. Such requests shall not be made in excess of reasonable estimates of cash outlays for a 30 day period.

          Be advised that if the payment request is $25,000.00 or more and the payment office has on file a payment information form an electronic funds transfer will be accomplished.

          Payment Reporting Requirements for both DHHS-PMS and Treasury Check/Electronic Funds Transfer

          -------------------------------------------------------------------------------------
          Reporting                            Frequency       No. of Copies        Addressee
          -------------------------------------------------------------------------------------
          Federal Cash Transactions Report
            SF 272                                 2/                2                  1/


          Federal Cash Transactions Report
            Continuation, SF 272-A                 3/                 2                 1/
          -------------------------------------------------------------------------------------

          1/   Contracting Officer

          2/   When total annual advances for all financial assistance awards are:

               Under $1 million - Submit 15 working days after each quarter ending December 31, March 31, June 30, and September 30.

               $1 million or more - Submit on the 15th working day after each month.

          3/ Submitted with each SF 272 when the recipient has more than one financial assistance award.

               For net disbursements (Item 11(h) of SF 272), please indicate in
               Section 14 (Remarks) or by attachment, that portion of disbursement consisting of Government Capital Equipment funds by individual award.


     (b)  Reimbursement Payment Method

          Treasury Check

          SF 270, Request for Advance or Reimbursement, shall be submitted monthly unless more frequent submission is authorized in the award.

          Be advised that if the payment request is $25,000.00 or more and the payment office has on file a payment information form an electronic funds transfer will be accomplished.

          For net disbursements (Item 11(h) of SF 272), please indicate in
          Section 14 (Remarks) or by attachment, that portion of disbursement consisting of Government Capital Equipment funds by individual award.

4.   FEDERALLY-OWNED PROPERTY

    /N/A/ In accordance with OMB Circular A-110, a listing (DOE F 4300.3
          Summary Report of DOE-Owned Plant and Capital Equipment) of Federally-Owned Property, whether fabricated, furnished or purchased, with capital equipment funds shall be submitted to the Contracting Officer within 30 days after 2/28 of each year and of the final date of the award. The report must separate out or identify which items were furnished to the recipient and which items were purchased with capital equipment funds under this award. In accordance with OMB Circular A-110, the results of the biennial physical inventory of Federally-owned equipment shall also be provided.

5.   PURCHASE OF AMERICAN-MADE EQUIPMENT AND PRODUCTS

     It is the sense of the Congress that, to the greatest extent practicable, all equipment and products purchased with funds provided under this award should be American-made.

DOE F 4600-2
(09-92)
Replaces E1A-459A
All Other Editions Are Obsolete

                                            U.S. Department of Energy
                                     FEDERAL ASSISTANCE REPORTING CHECKLIST
---------------------------------------------------------------------------------------------------------------
1.   Identification Number:                                   2.   Program/Project Title:

     DE-FC-02-95ER61967                                            Microbial Genome Sequencing
---------------------------------------------------------------------------------------------------------------
3.   Recipient:

     Collaborative Research, Inc.
---------------------------------------------------------------------------------------------------------------
4.   Reporting Requirements:                                     Frequency        No. of          Addresses
                                                                                  Copies
PROGRAM/PROJECT MANAGEMENT REPORTING

/ /     DOE F 4600.3. "Federal Assistance Milestone Plan"

/ /     DOE F 4600.3A. "Milestone Log"

/ /     DOE F 4600.4. "Federal Assistance Budget Information"

/ /     DOE F 4600.5. "Federal Assistance Management
        Summary Report"

/ /     DOE F 4600.6, "Federal Assistance Program/Project
        Status Report"

/x/     SF-269 or SF-269A, "Financial Status Report"                  Y             3         See NFAA Bl. 12

TECHNICAL INFORMATION REPORTING

/x/     DOE F 1430.22, Notice of Energy RD&D Project*              0 and X     See 5a below     See 5a below

/x/     Technical Progress Report (Informal)                   X See 5b below       3         See NFAA Bl. 11

/x/     Topical Report (Informal)                              A See 5c below       3         See NFAA Bl. 11

/x/     Final Technical Report                                 F See 5d below       1         See NFAA Bl. 11

                                                                                    2         See NFAA Bl. 12
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FREQUENCY CODES AND DUE DATES:
                                        * Submit for research projects only.
     A.   As Necessary; within 5 calendar days after events

     F.   Final; 90 calendar days after the performance of the effort ends.

     Q. Quarterly; within 30 days after end of calendar quarter or portion thereof.

     O.   One time after project starts; within 30 days after award.

     X. Required with proposals or the application or with significant planning changes.

     Y. Yearly; 30 days after the end of program year. (Financial Status Reports 90 days).

     S.   Semiannually; within 30 days after end of program fiscal half year.

--------------------------------------------------------------------------------

5.   Special Instructions:

  a. For Research Projects Only:  NOTICE OF ENERGY RD&D (DOE F 1430.22):
     Notice of Energy RD&D is due within 30 days after initial award. One copy shall be submitted to the address identified in NFAA Block 11, and two copies shall be submitted to the address identified in NFAA Block 12. Also, three copies of the Notice of Energy RD&D shall be submitted with each renewal application to the address identified in NFAA Block 11.

  b. PROGRESS REPORT: Three copies of an informal Continuation Progress Report (generally 2 pages per project or task) must be submitted 90 days prior to the anticipated continuation funding date (10 CFR 605.19(a)(1)). Renewal applications must be submitted no later than 6 months prior to the scheduled expiration of the project period (10 CFR 605.9(h); and must include a separate section that describes the results of work accomplished through the date of the renewal application (10 CFR 605.9(j)).

  c. SPECIAL REPORTS: Three copies of topical reports, reprints, conference papers, etc. must be submitted as soon as possible after the event occurs and with the renewal application (10 CFR 605.19(a)(3)).

  d. FINAL REPORT: Three copies must be submitted within 90 days after the expiration date of the total performance period if the project is not to be renewed or extended, and must be accompanied by 2 copies of DOE F 1332.15, Recommendations for the Announcement and Distribution of Department of Energy Scientific and Technical Information.

6.   Prepared by:  (Signature and Date)


                              March 28, 1994
_______________________________________________
7.   Reviewed by:  (Signature and Date)


_______________________________________________

For use with 10 CFR Part 605 Grants and Cooperative Agreements (Except Conferences)

                INTELLECTUAL PROPERTY PROVISIONS FOR GRANTS WITH
          PROFIT-MAKING ORGANIZATIONS AND INDIVIDUALS - SMALL BUSINESS


SECTION                       TITLE                                PAGE NO
-------                       -----                                -------
  1                           Authorization and Consent              1

  2                           Notice and Assistance                  1
                              Regarding Patent and Copyright
                              Infringement

  3                           Reporting of Royalties                 1

  4                           Patent Rights                          2

  5                           Additional Technical Data              9
                              Requirements

  6                           Rights in Technical Data - Long        9
                              Form

  7                           Rights to Proposal Data                12


ARTICLE 1.     AUTHORIZATION AND CONSENT

The Government hereby gives its authorization and consent for all use and manufacture of any invention described in and covered by a patent of the United States in the performance of this grant or any part hereof or any amendment hereto or any contract hereunder (including all lower-tier contracts hereunder).

ARTICLE 2.     NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT
               INFRINGEMENT

The provisions of this clause shall be applicable only if the amount of this grant exceeds $10,000.

  (a) The Grantee shall report to the Contracting Officer, promptly and in reasonable written detail, each notice or claim of patent or copyright infringement based on the performance of this grant of which the Grantee has knowledge.

  (b) In the event of any claim or suit against the Government on account of any alleged patent or copyright infringement arising out of the performance of this grant or out of the use of any supplies furnished or work or services performed hereunder, the Grantee shall furnish to the Government when requested by the Contracting Officer, all evidence and information in possession of the Grantee pertaining to such suit or claim. Such evidence and information shall be furnished at the expense of the Government except where the Grantee has agreed to indemnify the Government.

  (c)     This article shall be included in all contracts under this grant.

ARTICLE 3.     REPORTING OF ROYALTIES

If this grant is an amount which exceeds $10,000 and if any royalty payments are directly involved in the grant or are reflected in the grant price to the Government, the Grantee agrees to report in writing to the Patent Counsel (with notification by Patent Counsel to the Contracting Officer) during the performance of this grant and prior to its completion or final settlement the amount of any royalties or other payments paid or to be paid by it directly to others in connection with the performance of this Grant together with the names and addresses of licensors to whom such payments are made and either the patent numbers involved or such other information as will permit identification of the patents or other basis on which the royalties are to be paid. The approval of DOE of any individual payments or royalties shall not stop the Government at any time from contesting the enforceability, validity or scope of, or title to, any patent under which a royalty or payments are made.

SECTION 4.     PATENT RIGHTS

  (a)     Definitions
          -----------

          (1) "Invention" means any invention or discovery which is or may be patentable or otherwise protectable under Title 35 of the United States Code (U.S.C.) or any novel variety of plant which is or may be protected under the Plant Variety Protection Act (7 U.S.C. 2321 et seq.).

          (2) "Subject Invention" means any invention of the Grantee conceived or first actually reduced to practice in the performance of work under this grant, provided that in the case of a variety of plant the date of determination [as defined in section 44(d) of the Plant Variety Protection Act, 7 U.S.C. 2401(d)] must also occur during the period of grant performance.

          (3) "Practical Application" means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system; and, in each case, under such conditions as to establish that the invention is utilized and that its benefits are, to the extent permitted by law or Government regulations, available to the public on reasonable terms.

     (4) "Made" when used in relation to any invention means the conception or first actual reduction to practice of such invention.

     (5)  "Small Business Firm" means a small business concern as defined at
          Section 2 of Public Law 85-536 (15 U.S.C. 632) and implementing regulations of the Administrator of the Small Business Administration. For the purpose of this clause, the size standard for small business concerns involved in the Government procurement and subcontracting, at 13 CFR 121.3-8, and 13 CFR 121.3-12, respectively, will be used.

     (6) "Nonprofit Organization" means a university or other institution of higher education or an organization of the type described in section 501(c)(3) of the Internal Revenue Code of 1954 (26 U.S.C. 501(c) and exempt from taxation under section 501(a) of the Internal Revenue Code [26 U.S.C. 501(a)] or any nonprofit scientific or educational organization qualified under a state nonprofit organization statute.

     (7) "Patent Counsel" means the Department of Energy (DOE) Patent Counsel assisting the DOE contracting activity.

(b)     Allocation of Principal Rights
        ------------------------------

     (1) The Grantee may retain the entire right, title, and interest throughout the world to each subject invention subject to the provisions of this clause and 35 U.S.C. 203. With respect to any subject invention in which the Grantee retains title, the Federal Government shall have a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on behalf of the United States the subject invention throughout the world.

     (2)  (Reserved.)

(c)     Invention Disclosure, Election of Title and Filing of Patent
        ------------------------------------------------------------
        Application by Grantee
        ----------------------

     (1) The Grantee will disclose each subject invention to the Patent Counsel within two months after the inventor discloses it in writing to Grantee personnel responsible for patent matters. The disclosure to the Patent Counsel shall be in the form of a written report and shall identify the grant under which the invention was made and the inventor(s). It shall be sufficiently complete in technical detail to convey a clear understanding to the extent known at the time of the disclosure of the nature, purpose, operation, and the physical, chemical, biological or electrical characteristics of the invention. The disclosure shall also identify any publication, on sale or public use of the invention and whether a manuscript describing the invention has been submitted for publication and, if so, whether it has been accepted for publication at the time of disclosure. In addition, after disclosure to the Patent Counsel, the Grantee will promptly notify the Patent Counsel of the acceptance of any manuscript describing the invention for publication or of any on sale or public use planned by the Grantee.

     (2) The Grantee will elect in writing whether or not to retain title to any such invention by notifying the Patent Counsel within two years of disclosure to the Patent Counsel. However, in any case where publication, on sale or public use has initiated the one year statutory period wherein valid patent protection can still be obtained in the United States, the period for election of title may be shortened by Patent Counsel to a date that is no more than sixty days prior to the end of the statutory period.

     (3) The Grantee will file its initial patent application on a subject invention to which it elects to retain title within one year after election of title or, if earlier, prior to the end of any statutory period wherein valid patent protection can be obtained in the United States after a publication, on sale, or public use. The Grantee will file patent applications in additional countries or international patent offices within either ten months of corresponding initial patent application or six months from the date permission is granted by the Commissioner of Patents and Trademarks to file foreign patent applications where such filing has been prohibited by a Secrecy Order.

     (4) Request for extension of the time for disclosure to the Patent Counsel, election, and filing, under subparagraphs (1), (2), and (3) may, at the discretion of the Patent Counsel by granted.

  (d)     Conditions When the Government May Obtain Title
          -----------------------------------------------

The Grantee will convey to DOE, upon written request, title to any subject invention:

     (1) If the Grantee fails to disclose or elect title to the subject invention within the times specified in (c) above, or elects not to retain title; provided that the DOE may only request title within 60 days after learning of the failure of the grantee to disclose or elect within the specified times;

     (2) In those countries in which the Grantee fails to file patent applications within the times specified in (c) above; provided, however, that if the Grantee has filed a patent application in a country after the time specified in (c) above but prior to its receipt of the written request of the Patent Counsel, the Grantee shall continue to retain title in that country; or

     (3) In any country in which the Grantee decides not to continue the prosecution of any application for, to pay the maintenance fees on, or defend in a reexamination or opposition proceeding on, a patent on a subject invention.

  (e)     Minimum Rights to Grantee and Protection of the Grantee Right to File
          ---------------------------------------------------------------------

     (1) The Grantee will retain a nonexclusive, royalty-free license throughout the world in each subject invention to which the Government obtains title except if the Grantee fails to disclose the subject invention within the times specified in (c) above. The Grantee's license extends to its domestic subsidiaries and affiliates, if any, within the corporate structure of which the Grantee is a part and includes the right to grant sublicenses of the same scope to the extent the Grantee was legally obligated to do so at the time the grant was awarded. The license is transferable only with the approval of the DOE except when transferred to the successor of that part of the Grantee's business to which the invention pertains.

     (2) The Grantee's domestic license may be revoked or modified by DOE to the extent necessary to achieve expeditious practical application of the subject invention pursuant to an application for an exclusive license submitted in accordance with applicable provisions at 37 CFR 404 and 10 CFR 781. This license will not be revoked in that field of use or the geographical areas in which the Grantee has achieved practical application and continues to make the benefits of the invention reasonably accessible to the public. The license in any foreign country may be revoked or modified at the discretion of DOE to the extent that Grantee, its licensees, or its domestic subsidiaries or affiliates have failed to achieve practical application in that foreign country.

     (3) Before revocation or modification of the license, DOE will furnish the Grantee a written notice of its intention to revoke or modify the license, and the Grantee will be allowed thirty days (or such other time as may be authorized by DOE for good cause shown by the Grantee) after the notice to show cause why the license should not be revoked or modified. The Grantee has the right to appeal, in accordance with 37 CFR 404 and 10 CFR Part 781, any decision concerning the revocation or modification of its license.

  (f)     Grantee Action to Protect Government's Interest
          -----------------------------------------------

     (1) The Grantee agrees to execute or to have executed and promptly deliver to the Patent Counsel all instruments necessary to:

           (i) Establish or confirm the rights the Government has throughout the world in those subject inventions to which the Grantee elects to retains title, and

          (ii) Convey title to DOE when requested under (d) above and to enable the Government to obtain patent protection throughout the world in that subject invention.

     (2) The Grantee agrees to require, by written agreement, its employees, other than clerical and nontechnical employees, to disclose promptly in writing to personnel identified as responsible for the administration of patent matters and in a format suggested by the Grantee each subject invention made under this grant in order that the Grantee can comply with the disclosure provision of (c) above and to execute all papers necessary to file patent applications on subject inventions and to establish the Government's rights in the subject inventions. The disclosure format should require, as a minimum, the information requested by subparagraph (c)(1) above. The Grantee shall instruct such employees through the employee agreements or suitable educational programs on the importance of reporting inventions in sufficient time to permit the filing of patent applications prior to United States or foreign statutory bars.

     (3) The Grantee will notify the Patent Counsel of any decision not to continue prosecution of a patent application, pay maintenance fees, or defend in a reexamination or opposition proceeding on a patent, in any country, not less than thirty days before the expiration of the response period required by the relevant patent office.

     (4) The Grantee agrees to include, within the specification of any United States patent applications and any patent issuing thereon covering a subject invention, the following statement, "This invention was made with Government support under (identify the grant) awarded by the Department of Energy. The Government has certain rights in this invention."

     (5)  The Grantee agrees to:

          (i) Upon request, provide a report to the close-out of the grant listing all subject inventions or stating that there were none;

          (ii) Provide, upon request, a copy of the patent application, filing date, serial number and title, patent number and issue date for any subject invention in any country in which the grantee has applied for a patent; and

         (iii) Provide, upon request, but not more than annually, listings of all subject inventions which were disclosed to DOE during the applicable reporting period.

  (g)     Contracts and Subgrants under the Grant
          ---------------------------------------

     (1) The Grantee will include this clause, suitably modified to identify the parties, in all contracts and subgrants under the grant, regardless of tier, for experimental, developmental, or research work to be performed by a small business firm or a domestic nonprofit organization. The contractor or subgrantee will retain all rights provided for the Grantee in this clause, and the Grantee will not, as part of the consideration for awarding the contract or subgrant, obtain rights in the contractor's or subgrantee's subject inventions.

     (2) The Grantee will include in all other contracts or subgrants under the grant, regardless of tier, for experimental, developmental, demonstration, or research work the patent rights clause required of 41 CFR 9-9.107-5(a) or 9-9.107-6, as appropriate, modified to identify the parties.

     (3) In the case of contract or subgrant under the grant at any tier, DOE, the contractor or subgrantee, and the Grantee agree that the mutual obligations of the parties created by this clause constitute a contract between the contractor or subgrantee and DOE with respect to those matters covered by this clause.

  (h)     Reporting on Utilization of Subject Inventions
          ----------------------------------------------

The Grantee agrees to submit on request periodic reports no more frequently than annually on the utilization of a subject invention or on efforts at obtaining such utilization that are being made by the Grantee or its licensees or assignees. Such reports shall include information regarding the status of development, date of first commercial sale or use, gross royalties received by the Grantee, and such other data and information as DOE may reasonably specify. The Grantee also agrees to provide additional reports as may be requested by DOE in connection with any march-in proceeding undertaken by DOE in accordance with paragraph (j) of this clause. As required by 35 U.S.C. 202(c)(5), DOE agrees it will not disclose such information to persons outside the Government without permission of the Grantee.

  (i)     Preference for United States Industry
          -------------------------------------

Notwithstanding any other provision of this clause, the Grantee agrees that neither it nor any assignee will grant to any person the exclusive right to use or sell any subject inventions in the United States unless such person agrees that any products embodying the subject invention or produced through the use of the subject invention will be manufactured substantially in the United States. However, in individual cases, the requirement for such an agreement may be waived by DOE upon a showing by the Grantee or its assignee that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States or that under the circumstances domestic manufacture is not commercially feasible.

  (j)     March-in Rights
          ---------------

The Grantee agrees that with respect to any subject invention in which it has acquired title, DOE has the right in accordance with the procedures in 37 CFR
401.6 and any supplemental regulations of DOE to require the Grantee, as assignee or exclusive licensee of a subject invention to grant a nonexclusive, partially exclusive, or exclusive license in any field of use to a responsible applicant or applicants, upon terms that are reasonable under the circumstances, and if the Grantee, assignee, or exclusive licensee refuses such a request, DOE has the right to grant such a license itself if DOE determines that:

     (1) Such action is necessary because the Grantee or assignee has not taken, or is not expected to take within a reasonable time, effective steps to achieve practical application of the subject invention in such field of use;

     (2) Such action is necessary to alleviate health or safety needs which are not reasonably satisfied by the Grantee, assignee, or their licensees;

     (3) Such action is necessary to meet requirements for public use specified by federal regulations and such requirements are not reasonably satisfied by the Grantee, assignee, or licensees; or

     (4)  Such action is necessary because the agreement required by paragraph
          (i) of this clause has not been obtained or waived or because a licensee of the exclusive right to use or sell any subject invention in the United States is in breach of such agreement.

  (k)     Special Provisions for Grants with Nonprofit Organizations
          ----------------------------------------------------------

If the Grantee is a non-profit organization, it agrees that:

     (1) Rights to a subject invention in the United States may not be assigned without the approval of DOE, except where such assignment is made to an organization which has as one of its primary functions the management of inventions, provided that such assignee will be subject to the same provisions as the grant;

     (2) The Grantee will share royalties collected on a subject invention with the inventor, including Federal employee co-inventors (when DOE deems it appropriate) when the subject invention is assigned in accordance with 35 U.S.C. 202(e) and 37 CFR 401.10;

     (3) The balance of any royalties or income earned by the Grantee with respect to subject inventions, after payment of expenses (including payments to inventors) incidental to the administration of subject inventions, will be utilized for the support of scientific research or education; and

     (4) It will make efforts that are reasonable under the circumstances to attract licensees of subject inventions that are small business firms and that it will give a preference to a small business firm when licensing a subject invention if the Grantee determines that the small business firm has a plan or proposal for marketing the invention which, if executed, is equally as likely to bring the invention to practical application as any plans or proposals from applications that are not small business firms; provided that the Grantee its also satisfied that the small business firm has the capability and resources to carry out is plan or proposal. The decision whether to give a preference in any specific case will be at the discretion of the Grantee. However, the Grantee agrees that the Secretary of Commerce may review the Grantee's licensing program and decisions regarding small business applicants, and the Grantee will negotiate changes to its licensing policies, procedures, or practices with the Secretary of Commerce when the Secretary of Commerce's review discloses that the Grantee could take reasonable steps to implement more effectively the requirements of this paragraph (k)(4).

  (l)     Communications
          --------------
The DOE central point of contact for communications or matters relating to this clause is the Patent Counsel.

ARTICLE 4.     ADDITIONAL TECHNICAL DATA REQUIREMENTS

  (a) In addition to the technical data specified elsewhere in this grant to be delivered, the Contracting Officer may at any time during the grant performance or within one year after final payment call for the Grantee to deliver any technical data first produced or specifically used in the performance of this grant except technical data pertaining to items of standard commercial design.

  (b) The provisions of the "Rights in Technical Data" article included in this grant are applicable to all technical data called for under this "Additional Technical Data Requirements" article. Accordingly, nothing contained in this article shall require the Grantee to actually deliver any technical data, the delivery of which is excused by paragraph (e) of the Rights in Technical Data article.

  (c) When technical data are to be delivered under this article, the Grantee will be compensated for appropriate costs for converting such data into the prescribed from, for reproduction, and for delivery.

ARTICLE 5.     RIGHTS IN TECHNICAL DATA - LONG FORM

  (a)     Definitions
          -----------

     (1) "Technical Data" means recorded information regardless of form or characteristic, of a scientific or technical nature. It may, for example, document research, experimental, developmental, or demonstration, or engineering work, or be usable or used to define a design or process, or to procure, produce, support, maintain, or operate material. The data may be graphic or pictorial delineations in media such as drawings or photographs, text in specifications or related performance or design type documents or computer software (including computer programs, computer software data bases, and computer software documentation). Examples of technical data include research and engineering data, engineering drawings and associated lists, specifications, standards, process sheets, manuals, technical reports, catalog item identification, and related information. Technical data as used herein does not include financial reports, cost analyses, and other information incidental to contract administration.

     (2) "Proprietary Data" means technical data which embody trade secrets developed at private expense, such as design procedures or techniques, chemical composition of materials, or manufacturing methods, processes, or treatment, including minor modifications thereof, provided that such data:

          (i) Are not generally known or available from other sources without obligation concerning this confidentiality;

          (ii) Have not been made available by the owner to others without obligation concerning their confidentiality; and

         (iii) Are not already available to the Government without obligation concerning their confidentiality.

     (3) "Grant Data" means technical data first produced in the performance of the grant, technical data which are specified to be delivered in the grant, technical data that may be called for under the "Additional Technical Data Requirements" article of the grant, if any, or technical data actually delivered in connection with the grant.

     (4) "Unlimited Rights" means rights to use, duplicate, or disclose technical data, in whole or in part, in any manner and for any purpose whatsoever, and to permit others to do so.

  (b)     Allocation of Rights
          --------------------

     (1)  The Government shall have:

          (i) Unlimited rights in grant data except as otherwise provided below with respect to proprietary data.

         (ii) The right to remove, cancel, correct or ignore any markings not authorized by the terms of this grant of any technical data furnished hereunder, if in response to a written inquiry by DOE concerning the propriety of the markings, the Grantee fails to respond thereto within 60 days or fails to substantiate the proprietary of the markings. In either case DOE will notify the Grantee of the action taken.

        (iii) No rights under this grant in any technical data which are not grant data.

     (2)  The Grantee shall have:

          (i) The right to withhold proprietary data in accordance with the provisions of this article, and

         (ii) The right to use for its private purposes, subject to patent, security or other provisions of this grant, grant data it first produces in the performance of this grant provided the data requirements of this grant have been met as of the date of the private use of such data. The Grantee agrees that to the extent it receives or is given access to proprietary data or other technical, business or financial data in the form of recorded information from DOE or a DOE grant, contract or subcontractor, the Grantee shall treat such data in accordance with any restrictive legend contained thereon, unless use is specifically authorized by prior written approval of the Contracting Officer.

     (3) Nothing contained in this "Rights in Technical Data" article shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other rights otherwise granted to the Government under any patent.

  (c)     Copyrighted Material
          --------------------

     (1) The Grantee shall not, without prior written authorization of the Contracting Officer, establish a claim to statutory copyright in any grant data first produced in the performance of the grant. To the extent such authorization is granted, the Government reserves for itself and others acting on its behalf a royalty-free, nonexclusive, irrevocable, world-wide license for Governmental purposes to publish, distribute, translate, duplicate, exhibit and perform any such data copyrighted by the Grantee.

     (2) The Grantee agrees not to include in the technical data delivered under the grant any material copyrighted by the Grantee and not to knowingly include any material copyrighted by others without first granting or obtaining at no cost a license therein for the benefit of the Government of the same scope as set forth in paragraph (c)(1) above. If such royalty-free license is unavailable and the Grantee nevertheless determines that such copyrighted material must be included in the technical data to be delivered, rather than merely incorporated therein by reference, the Grantee shall request the written authorization of the Contracting Officer to include such copyrighted material in the technical data without a license.

  (d)     Contracting Under this Grant
          ----------------------------

          It is the responsibility of the Grantee to obtain from its contractors hereunder technical data and rights therein, on behalf of the Government, necessary to fulfill the Grantee's obligations to the Government with respect to such data. In the event of refusal by a contractor hereunder to accept an article affording the Government such rights, the Grantee shall:

     (1) Promptly submit written notice to the Contracting Officer setting forth reasons for said contractor refusal and other pertinent information which may expedite disposition of the matter; and

     (2) Not proceed with said contract without the written authorization of the Contracting Officer.

  (e)     Withholding of Proprietary Data
          -------------------------------

          Notwithstanding the inclusion of the "Additional Technical Data Requirements" article in this grant or any provision of this grant specifying the delivery of technical data, the Grantee may withhold proprietary data from delivery, provided that the Grantee furnishes in lieu of any such proprietary data so withheld technical data disclosing the source, size, configuration, mating and attachment characteristics, functional characteristics and performance requirements ("Form, Fit and Function" data, e.g., specification control drawings, catalog sheets, envelope drawings, etc.) or a general description of such proprietary data where "Form, Fit and Function" data are not applicable. The Government shall acquire no rights to any proprietary data so withheld except that such data shall be subject to the "inspection rights" provisions of paragraph (f), and, if included, the "limited rights in proprietary data" provisions of paragraph (g) and the "Grantee licensing" provisions or paragraph (h).

  (f)     Inspection Rights
          -----------------

          Except as may be otherwise specified in this grant for specific items of proprietary data which are not subject to this paragraph, the Contracting Officer's representatives, at all reasonable times up to three
     (3) years after final payment under this grant, may inspect at the Grantee's facility any proprietary data withheld under paragraph (e) and not furnished under paragraph (g), if included, for the purposes of verifying that such data properly fell within the withholding provision of paragraph (e), or for evaluating work performance.

  ARTICLE 7.  RIGHTS TO PROPOSAL DATA

  It is agreed that as a condition of the award of this grant or modification thereto, and notwithstanding the provisions of any notice appearing on the proposal(s), the Government shall have the right to use, duplicate, and disclose and have others to do so for any purpose whatsoever, the technical data contained in the proposal(s) upon which this grant or modification is based.

                         ADDITIONAL SPECIAL PROVISIONS

Item                                                                  Page
----                                                                  ----
 A.            Statement of Substantial Involvement                     1

 B.            Technical Direction and Surveillance                     2


A.  Statement of Substantial Involvement
    ------------------------------------

  The U.S. Department of Energy (hereinafter "DOE") and Collaborative Research Division, Collaborative Research, Inc. (hereinafter referred to as CRD) hereby enter into a Cooperative Agreement ("Agreement") for the purpose of conducting a three-year, mutually agreeable research program entitled "Microbial Genome Sequencing."

  This Agreement supports the application of a random shotgun-based multiplex sequencing strategy to the genome of a thermophilic archaebacterium, Methanobacterium thermoautotrophicum, and other program-relevant bacteria to be determined at a later date. The project will enhance the knowledge and understanding of microbial genomes, contribute to DOE goals within the Microbial Genome Initiative, and provide a beneficial resource for the scientific and technical community.

  The following statements describe the anticipated substantial involvement between DOE and CRD, under the Cooperative Agreement awards.

  DOE ROLES AND RESPONSIBILITIES: The DOE will provide programmatic direction and evaluation, through normal project monitoring, technical review, and peer review, and also through the creation of and participation on a Microbial Genome Advisory Board (hereinafter referred to as the MGAB). Through its participation on the MGAB, the DOE will be involved with selection of strains for sequencing and the DOE will have responsibility for final approval of all strains selected. Also, through its participation on the MGAB, the DOE will provide evaluation and review of technical and scientific reports; however, final content of all reports, including the annual progress report, is the responsibility of the CRD. The DOE will conduct an annual on-site review of all project activities, for the purpose of providing input for future programmatic direction of the project; as necessary, the DOE will also review cognizant financial reports.

  PARTICIPANT ROLES AND RESPONSIBILITIES: The CRD shall provide all personnel, facilities, equipment, supplies, and services, and otherwise do all things necessary for, or incident to, conducting the research project as set forth in the application dated April 21, 1994. CRD is responsible for the overall management of effort necessary for timely and professional execution of the project work, and for coordination of the effort with other Microbial Genome Initiative investigators, in conjunction with direction and guidance from the MGAB and DOE. It is also incumbent on CRD to make publicly available all microbial genome map and sequence data within six months after the data are obtained; data should be placed into public community databases, when possible. Sequence data must be submitted to Genome Sequence Data Base
  (GSDB), GenBank, or any appropriate site that processes sequence entries for international distribution.

  The substantial involvement by the DOE under this Agreement will remain in effect for the term of the Cooperative Agreement award unless otherwise amended. Moreover, this statement of substantial involvement by the DOE does not increase the DOE's liability under the Agreement award.

B.  Technical Direction and Surveillance
    ------------------------------------

     (1) The work to be performed by the Participant under this Cooperative Agreement is subject to the surveillance and written Technical Direction of a "DOE Project Officer", identified in block 11 of the face page. The term "Technical Direction" is defined to include, without limitation, the following:

          (a) Directions to the Participant which redirects the work effort, shift work emphasis between work areas or tasks, require pursuit of certain lines of inquiry, fill in details or otherwise provide technical guidance to the Participant in order to accomplish the tasks and requirements stated in the Statement of Work as contained in the Agreement.

     (b) Provision of information to the participant which assists in the interpretation of drawings, specifications or technical portions of the Statement of Work as contained in the Agreement.

     (c) Review and, where required by the Cooperative Agreement, approval of technical reports, drawings, specifications or technical information to be delivered by the Participant to DOE under the Cooperative Agreement.

     (2) Technical direction and management surveillance shall not impose tasks or requirements upon the Participant additional to or different from the tasks and requirements stated in the Statement of Work, of this Agreement. The Technical Direction to be valid:

          (a) Must be issued in writing consistent with the tasks and requirements stated in the Statement of Work of this Agreement; and

          (b)  May not:

               1 constitute an assignment of additional work outside the task requirements stated in the Statement of Work of this Agreement;

               2 in any manner cause an increase or decrease in the total estimated project cost or the time required for project performance;

               3 change any of the expressed terms, conditions or specifications of the Cooperative Agreement; or

               4    accept non-conforming work.

     (3) The Participant shall proceed promptly with the performance of Technical Directions duly issued by the DOE Project Officer in the manner prescribed by paragraph (2) and which are within his authority under the provisions of paragraph (1); provided, however, that the Participant shall immediately cease the performance of any Technical Direction upon receipt of a written instruction to that effect from the Contracting Officer.

     (4) If in the opinion of the Participant any Technical Direction issued by the DOE Project Officer is within one of the categories as defined in (2)(b) 1 through 4 above, the Participant shall not proceed but shall notify the Contracting Officer in writing within five working days after the receipt of any such Technical Direction and shall request the Contracting Officer to rescind such direction or mutually agree to modify the agreement accordingly.

     (5) The only persons authorized to give Technical Direction to the Participant under this agreement are the Contracting Officer and any "DOE Project Officer" as listed in Block 11 of the NFAA. Any action taken by the Participant in response to any direction given by any person other than the Contracting Officer shall not be binding upon the Government.

DOE F 4600.1 (3-85)

                           U.S. DEPARTMENT OF ENERGY
                      NOTICE OF FINANCIAL ASSISTANCE AWARD


Under the authority of Public Law 95-91, U.S. DEPARTMENT OF ENERGY ORGANIZATION ACT and subject to legislation, regulations and policies applicable to (cite legislative program title):

                       HEALTH AND ENVIRONMENTAL RESEARCH

1.  PROJECT TITLE
Microbial Genome Sequencing

2.  INSTRUMENT TYPE
___ GRANT        X   COOPERATIVE AGREEMENT

3. RECIPIENT (Name, address, zip code, area code and telephone No.) Genome Therapeutics Corporation
100 Beaver St.
Waltham, MA  02154       617/893-5007

4.  INSTRUMENT NO.
DE-FC02-95ER61967

5.  AMENDMENT NO.
A001

6.  BUDGET PERIOD
FROM:  12/01/94
THRU:  11/30/95

7.  PROJECT PERIOD
FROM:  12/01/94
THRU:  11/30/97

8.  RECIPIENT PROJECT DIRECTOR (Name and telephone No.)
Douglas R. Smith         617/893-5007

9.  RECIPIENT BUSINESS OFFICER (Name and telephone No.)
Gerald F. Vovis               617/893-5007

10.  TYPE OF AWARD
___ NEW             ___ CONTINUATION    ___ RENEWAL
 X  REVISION        ___ SUPPLEMENT      ___ OTHER

11.  DOE PROJECT OFFICER (Name, address, zip code, telephone No.)
D. Jay Grimes, ER-74
U.S. Department of Energy
Washington, D.C.  20585  301/903-4183

12. ADMINISTERED FOR DOE BY (Name, address, zip code, telephone No.) Susan K. Borthwick, Contract Specialist
U.S. Department of Energy
9800 South Cass Avenue
Argonne, IL  60439       708/252-2377

13.  RECIPIENT TYPE
___ STATE GOV'T
___ INDIAN TRIBAL GOV'T
___ HOSPITAL
 X  FOR PROFIT ORGANIZATION
___ INDIVIDUAL
___ LOCAL GOV'T
___ INSTITUTION OF HIGHER EDUCATION
___ OTHER NONPROFIT ORGANIZATION
 X  C  ___ P  ___ SP
___ OTHER (Specify) _____________

14.  ACCOUNTING AND APPROPRIATIONS DATA
               a.  Appropriation Symbol
                     89X0224.91

               b.   B&R Number
                      KP0203

               c.   FT/AFP/OC
                      YA/CH/410

               d.   CFA Number
                      N/A

15.  EMPLOYER I.D. NUMBER/SSN
042297484

16.  BUDGET AND FUNDING INFORMATION
     a.   Current Budget Period Information
    (1)   DOE Funds Obligated This Action                            $   (77,000.00)
    (2)   DOE Funds Authorized for Carry Over                        $ -0-
    (3)   DOE Funds Previously Obligated in this Budget Period       $ 1,100,000.00
    (4)   DOE Share of Total Approved Budget                         $ 1,023,000.00
    (5)  Recipient Share of Total Approved Budget                    $ -0-
    (6)  Total Approved Budget                                       $ 1,023,000.00

  b.   Cumulative DOE Obligations
               (1)  This Budget Period                           $ 1,023,000.00
                    [Total of lines a.(1) and a.(3)]
               (2)  Prior Budget Periods                         $ -0-
               (3)  Project Period to Date                       $ 1,023,000.00
                    [Total of lines b.(1) and b.(2)]

17.  TOTAL ESTIMATED COST OF PROJECT    $  N/A
(This is the current estimated cost of the project. It is not a promise to award nor an authorization to expend funds in this amount.)

18.  AWARD/AGREEMENT TERMS AND CONDITIONS

This award/agreement consists of this form plus the following:

  (a) Special terms and conditions (if grant) or schedule, general provisions, special provisions (if cooperative agreement)

  (b)  Applicable program regulations (specify )         10 CFR Part 605
       (Date)  1/1/95

  (c) DOE Assistance Regulations, 10 CFR Part 600, as amended, Subparts A and __ B (Grants) or X C (Cooperative Agreements).

  (d)  Application/proposal dated      4/20/94        ,
       X  as submitted
       __ with changes as negotiated

19.  REMARKS
- This amendment deobligates $77,000.00 from the current budget period.

20.  EVIDENCE OF RECIPIENT ACCEPTANCE

/s/  Gerald F. Vovis                             8/31/95
----------------------------------------------------------
(Signature of Authorized Recipient Official)      (Date)

           Gerald F. Vovis, Ph.D.
------------------------------------------------
                    (Name)

          Sr. Vice President, R & D
------------------------------------------------
                   (Title)

21.  AWARDED BY
/s/  Charles G. Frazier                    24 Aug. 1995
----------------------------------------------------------
                    (Signature)              (Date)

           Charles G. Frazier, Branch Chief
------------------------------------------------
                    (Name)

Contracts Division
Contracting Officer
------------------------------------------------
                    (Title)

CONTRACT NO. NO1-NS-4-2305                             EXHIBIT B (REVISED)
MODIFICATION NO. 5

FEDERAL CONTRACTS AFFECTED BY NAME CHANGE TO GENOME THERAPEUTICS CORPORATION

NIEHS Contract #273-93-1-0011, National Institute of Environmental Health
Services
Attn:   James Patterson, Contracting Officer
        Contracts and Procurement Branch, NIEHS
        P.O. Box 12874
        Research Triangle Park, North Carolina  27709

NIH Contract #263-92-C-0099, Division of Procurement, National Institutes of Health
Attn:   Pamela L. Beverly, Contracting Officer
        Division of Procurement, OA
        Executive Plaza South, Room 818
        6120 Executive Boulevard
        Rockville, Maryland 20892

NINDS Contract #N01-NS-4-2305, National Institute of Neurological Disorders and Stroke
Attn:   Kirkland L. Davis, Contracting Officer
        Contracts Management Branch
        Federal Building, Room 901
        7550 Wisconsin Avenue
        Bethesda, Maryland 20892

DOE F 4600.1 (3-85)
                           U.S. DEPARTMENT OF ENERGY
                      NOTICE OF FINANCIAL ASSISTANCE AWARD


Under the authority of Public Law 95-91, U.S. DEPARTMENT OF ENERGY ORGANIZATION ACT and subject to legislation, regulations and policies applicable to (cite legislative program title):

                       HEALTH AND ENVIRONMENTAL RESEARCH

1.   PROJECT TITLE
     Microbial Genome Sequencing

2.   INSTRUMENT TYPE
     ___ GRANT       X   COOPERATIVE AGREEMENT

3.   RECIPIENT (Name, address, zip code, area code and telephone No.)

     Genome Therapeutics Corporation
     100 Beaver St.
     Waltham, MA  02154       617/893-5007

4.   INSTRUMENT NO.
     DE-FC02-95ER61967

5.   AMENDMENT NO.
     A0002

6.   BUDGET PERIOD
          FROM:  12/01/95
          THRU:  11/30/96

7.   PROJECT PERIOD
          FROM:  12/01/94
          THRU:  11/30/97

8.   RECIPIENT PROJECT DIRECTOR (Name and telephone No.)
     Douglas R. Smith         617/893-5007

9.   RECIPIENT BUSINESS OFFICER (Name and telephone No.)
     Gerald F. Vovis               617/893-5007

10.  TYPE OF AWARD
     ___ NEW             X  CONTINUATION    ___ RENEWAL
     ___ REVISION       ___ SUPPLEMENT      ___ OTHER

11.  DOE PROJECT OFFICER (Name, address, zip code, telephone No.)
     D. Jay Grimes, ER-74
     U.S. Department of Energy
     Germantown, MD  20585    301/903-4183

12. ADMINISTERED FOR DOE BY (Name, address, zip code, telephone No.) Susan K. Borthwick, Contract Specialist
     U.S. Department of Energy
     9800 South Cass Avenue
     Argonne, IL  60439       708/252-2377

13.  RECIPIENT TYPE
     ___ STATE GOV'T
     ___ INDIAN TRIBAL GOV'T
     ___ HOSPITAL
      X  FOR PROFIT ORGANIZATION
     ___ INDIVIDUAL
     ___ LOCAL GOV'T
     ___ INSTITUTION OF HIGHER EDUCATION
     ___ OTHER NONPROFIT ORGANIZATION
      X  C  ___ P  ___ SP
     ___ OTHER (Specify) _____________

14.  ACCOUNTING AND APPROPRIATIONS DATA
     a.   Appropriation Symbol
            89X0224.91

     b.   B&R Number
            KP0203/KP0402

     c.   FT/AFP/OC
            YA/CH/410

     d.   CFA Number
            N/A

15.  EMPLOYER I.D. NUMBER/SSN
     042297484

16.  BUDGET AND FUNDING INFORMATION
     a.   Current Budget Period Information
          (1)  DOE Funds Obligated This Action                              $ 1,000,000.00
          (2)  DOE Funds Authorized for Carry Over                          $ -0-
          (3)  DOE Funds Previously Obligated in this Budget Period         $ -0-
          (4)  DOE Share of Total Approved Budget                           $ 1,000,000.00
          (5)  Recipient Share of Total Approved Budget                     $ -0-
          (6)  Total Approved Budget                                        $ 1,000,000.00

     b.   Cumulative DOE Obligations
          (1)  This Budget Period                           $ 1,000,000.00
               [Total of lines a.(1) and a.(3)]
          (2)  Prior Budget Periods                         $ 1,023,000.00
          (3)  Project Period to Date                       $ 2,023,000.00
               [Total of lines b.(1) and b.(2)]

17.  TOTAL ESTIMATED COST OF PROJECT    $  N/A
(This is the current estimated cost of the project. It is not a promise to award nor an authorization to expend funds in this amount.)

18.  AWARD/AGREEMENT TERMS AND CONDITIONS

     This award/agreement consists of this form plus the following:

     a. Special terms and conditions (if grant) or schedule, general provisions, special provisions (if cooperative agreement)

     b.   Applicable program regulations (specify )         10 CFR Part 605
          (Date)  1/1/95

     c. DOE Assistance Regulations, 10 CFR Part 600, as amended, Subparts A and X B and X D (if cooperative agreement).

     d.   Application/proposal dated      4/20/94   ,
           X  as submitted
          ___ with changes as negotiated

19.  REMARKS
     Effective on the first day of the budget period added by this amendment, the Budget Period 2 Budget Page, attached hereto, is substituted for th Budget Period 2 Budget Page previously incorporated into this grant. All other terms and conditions remain unchanged.

20.  EVIDENCE OF RECIPIENT ACCEPTANCE

                /s/ Gerald F. Vovis               1/15/96
--------------------------------------------------------------
(Signature of Authorized Recipient Official)      (Date)

                Gerald F. Vovis, Ph.D.
----------------------------------------------------------
                    (Name)

        Senior V.P., Research & Development
----------------------------------------------------------
                    (Title)

21.  AWARDED BY
        /s/ June M. Wiinikka, Branch Chief       Dec 23, 1995
------------------------------------------------------------------
                   (Signature)                      (Date)

          June M. Wiinikka, Branch Chief
----------------------------------------------------------
                   (Name)

          Contracts Division
          Contracting Officer
          -------------------
          (Title)

DOE F 4620.1                                 OMB Control No.
(04-93)                                      1910-1400
All Other Editions Are Obsolete              OMD Burden Disclosure
                                             Statement on Reverse

                           U.S. Department of Energy
                                  BUDGET PAGE
                         (See reverse for Instructions)

                                                                 Budget Period 2

Organization
           Genome Therpapeutics, Corp.             Budget Page No. 2

Principal Investigator (PIV Project Director (PD)      Requested Duration 12
     (Months) Douglas R. Smith, Ph.D.

A.   SENIOR PERSONNEL:  PI/PD, Co-PI's, Faculty and
     Other Senior Associates (List each separately with title, A.7 show number in bracket(s))

     1.   Douglas R. Smith
          CAL:  0.1
          ACAD:
          SUMR:
          Funds Requested by Applicant:  $9,000
          Funds Granted by DOE:

     2.

     3.

     4.

     5.

     6.   (  ) Others (List Individually on Budget Explanation Page)

     7.   (1)  Total Senior Personnel (1-6)
          CAL:  0.1
          ACAD:
          SUMR:
          Funds Requested by Applicant:  9,000

         Funds Granted by DOE:

B.   Other Personnel (Show Numbers in Brackets)

     1.   (1) Post Doctoral Associates
          CAL:  0.2
          ACAD:
          SUMR:
          Funds Requested by Applicant:  13,000
          Funds Granted by DOE

     2.   (3) Other Professionals (Technician Programmer, etc.)
          CAL:  8.5
          ACAD:
          SUMR:
          Funds Requested by Applicant:  292,024
          Funds Granted by DOE

     3.   (  ) Graduate Students

     4.   (  ) Undergraduate Students

     5.   (  ) Secretarial - Clerical

     6.   (  ) Other

Total Salaries and Wages (A+B)
     CAL:
     ACAD:
     SUMR:
     Funds Requested by Applicant:  314,024
     Funds Granted by DOE

C.   Fringe Benefits (if charged as direct costs)
     CAL:
     ACAD:
     SUMR:
     Funds Requested by Applicant:  106,768
     Funds Granted by DOE

     Total Salaries, Wages and Fringe Benefits (A+B+C)
     CAL:
     ACAD:

     SUMR:
     Funds Requested by Applicant:  420,792
     Funds Granted by DOE

D.   Permanent Equipment (List Item and Dollar Amount for Each Item)

     Total Permanent Equipment

E.   Travel
     1.   Domestic (Incl. Canada and U.S. Possessions)
          CAL:
          ACAD:
          SUMR:
          Funds Requested by Applicant:  5,824
     2.   Foreign

     Total Travel:  5,824

F.   Trainee/Participant Costs

     1. Stipends (itemize levels, types + totals on budget justification page)
     2.   Tuition & Fees
     3.   Trainee Travel
     4.   Other (fully explain on justification page)

     Total Participants (   )  Total Costs

G.   Other Direct Costs

     1.   Materials and Supplies
          CAL:
          ACAD:
          SUMR:
          Funds Requested by Applicant:  218,933
     2.   Publication Costs/Documentation/Dissemination
     3.   Consultant Services
     4.   Computer (ADP) Services
     5.   Subcontracts
          CAL:
          ACAD:
          SUMR:
          Funds Requested by Applicant:  40,000

     6.   Other
          CAL:
          ACAD:
          SUMR:
          Funds Requested by Applicant:  16,520

     Total Other Direct Costs:  275,458

H.   Total Direct Costs (A through G)
          CAL:
          ACAD:
          SUMR:
          Funds Requested by Applicant:  702,069

I.   Indirect Costs (Specify Rate and Base)
          45% x 662,069 (MTDC)

     Total Indirect Costs:  297,931

J.   Total Direct and Indirect Costs (H+I):  1,000,000

K.   Amount of Any Required Cost-Sharing From Non-Federal Sources

L.   Total Cost of Project (J+K):  1,000,000